SCHEDULE 14 A INFORMATION
Proxy Statement Pursuant to Section 14(a)of the Securities Exchange
Act of 1934

Filed by the Registrant [ ]
Filed by a Party other than the Registrant [X]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6
    (e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec.240.14a-11(c) or Sec.240.14a-12

Amerityre Corporation
--------------------------------------------
(Name of Registrant as Specified in Charter)

John C. Thompson, Esq.
--------------------------------------------------------------------------
(Name of Person(s) Filing the Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  $125 per Exchange Act Rules O-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
Item 22(a)(2)of Schedule 14A.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and O-11.

(1)  Title of each class of securities to which transaction applies: n/a

(2)  Aggregate number of Securities to which transaction applies: n/a

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (set forth the amount on which the filing fee is calculated and state how it was determined): n/a

(4)  Proposed maximum aggregate value of transaction: n/a

(5)  Total fee paid: n/a

[ ]  Fee paid previously by written preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number of the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid: n/a

(2)  Form, Schedule or Registration Statement No.: n/a

(3)  Filing: n/a

(4)  Date: n/a

                         AMERITYRE CORPORATION
                          1501 Industrial Road
                        Boulder City, Nevada 89005


NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD FRIDAY, NOVEMBER 21, 2003

TO THE SHAREHOLDERS OF AMERITYRE CORPORATION:

The annual meeting of the shareholders (the "Annual Meeting") of Amerityre Corporation (the "Company") will be held in the Santa Maria Room at the Sunset Station Hotel and Casino, 1301 West Sunset Road, Henderson, Nevada 89014, on Friday, November 21, 2003, at 10:00 am, Pacific Time, to:

1. Elect five directors to serve until the expiration of their respective terms and until their respective successors are elected and qualified;

2. Ratify the selection of HJ & Associates, LLC as the Company's independent auditor for the Company's fiscal year ending June 30, 2004;

3. Transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

The foregoing matters are described in more detail in the accompanying Proxy Statement.

ONLY SHAREHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON SEPTEMBER 30, 2003 (THE "RECORD DATE"), ARE ENTITLED TO NOTICE OF AND TO VOTE AT THE ANNUAL MEETING.

MANAGEMENT ENCOURAGES ALL SHAREHOLDERS TO ATTEND THE ANNUAL MEETING IN PERSON. ALL HOLDERS OF THE COMPANY'S COMMON STOCK (WHETHER OR NOT THEY EXPECT TO ATTEND THE ANNUAL MEETING) ARE REQUESTED TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE PROXY ENCLOSED WITH THIS NOTICE.

HOLDERS OF MORE THAN 50% OF THE COMPANY'S 17,384,868 ISSUED AND OUTSTANDING SHARES OF COMMON STOCK MUST BE REPRESENTED AT THE ANNUAL MEETING TO CONSTITUTE A QUORUM FOR CONDUCTING BUSINESS. APPROVAL OF THE PROPOSALS DISCUSSED ABOVE REQUIRES AN AFFIRMATIVE VOTE OF THE MAJORITY OF THE QUORUM.

THE ATTENDANCE AT AND/OR VOTE OF EACH SHAREHOLDER AT THE ANNUAL MEETING IS IMPORTANT AND EACH SHAREHOLDER IS ENCOURAGED TO ATTEND.

AMERITYRE CORPORATION
BY ORDER OF THE BOARD OF DIRECTORS

/S/Richard A. Steinke
Richard A. Steinke, Chairman of the Board


Boulder City, Nevada
DATED:  October 10, 2003

SPECIAL REQUEST

REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE FILL IN, SIGN, DATE, AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE SELF-ADDRESSED, STAMPED ENVELOPE PROVIDED. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

IMPORTANT

If your shares are held in the name of a brokerage firm, nominee, or other institution, only it may be able to vote your shares. Please promptly contact the person responsible for your account and give instructions for Shareholders wishing to make room reservations at the Sunset Station Hotel and Casino may call 1-888-SUNSET9 for room rates and reservations.

The Sunset Station Hotel and Casino is located on the south side of West Sunset Road directly across from the Galleria at Sunset in Henderson, Nevada.

[MAP]

                         AMERITYRE CORPORATION
                          1501 Industrial Road
                        Boulder City, Nevada 89005

                            PROXY STATEMENT

This Proxy Statement is furnished to shareholders of Amerityre Corporation (the "Company") in connection with the solicitation of proxies on behalf of the management of the Company, to be voted at the annual meeting of the shareholders (the "Annual Meeting") to be held in the Santa Maria Room at the Sunset Station Hotel and Casino, 1301 West Sunset Road, Henderson, Nevada 89014, November 21, 2003, at 10:00 am, Pacific Time. The enclosed proxy, when properly executed and returned in a timely manner, will be voted at the Annual Meeting in accordance with the directions set forth thereon. If no instructions are indicated on the enclosed proxy, at the Annual Meeting the proxy will be voted affirmatively to:

1. Elect five directors to serve until the expiration of their respective terms and until their respective successors are elected and qualified;

2. Ratify the selection of HJ & Associates, LLC as the Company's independent auditor for the Company's fiscal year ending June 30, 2004;

3. Transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

The enclosed proxy, even though executed and returned to the Company, may be revoked by the shareholder at any time before it is voted, either by giving a written notice mailed or delivered to the secretary of the Company, by submitting a new proxy bearing a later date, or by voting in person at the Annual Meeting. If the proxy is returned to the Company without specific direction, the proxy will be voted in accordance with the board of directors' recommendations as set forth herein.

The entire expense of this proxy solicitation will be borne by the Company. In addition to this solicitation, in order to ensure that a quorum is represented at the Annual Meeting, officers, directors, and regular employees of the Company, who will receive no extra compensation for such services, may solicit proxies by mail, telephone, or in person.

ONLY HOLDERS OF RECORD OF THE COMPANY'S 17,384,868 ISSUED AND OUTSTANDING SHARES OF COMMON STOCK AT SEPTEMBER 30, 2003 (THE "RECORD DATE") ARE ENTITLED TO NOTICE OF AND TO VOTE AT THE ANNUAL MEETING. EACH SHAREHOLDER HAS THE RIGHT TO ONE VOTE FOR EACH SHARE OF THE COMPANY'S COMMON STOCK OWNED. CUMULATIVE VOTING IS NOT PROVIDED FOR.

MANAGEMENT ENCOURAGES ALL SHAREHOLDERS TO ATTEND THE ANNUAL MEETING IN PERSON. ALL HOLDERS OF THE COMPANY'S COMMON STOCK (WHETHER OR NOT THEY EXPECT TO ATTEND THE ANNUAL MEETING) ARE REQUESTED TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE PROXY FORM ENCLOSED WITH THIS NOTICE. HOLDERS OF MORE THAN 50% OF THE COMPANY'S 17,384,868 ISSUED AND OUTSTANDING SHARES OF COMMON STOCK MUST BE REPRESENTED AT THE ANNUAL MEETING TO CONSTITUTE A QUORUM FOR CONDUCTING BUSINESS. APPROVAL OF THE PROPOSALS DISCUSSED ABOVE REQUIRES AN AFFIRMATIVE VOTE OF THE MAJORITY OF THE QUORUM.

THIS PROXY STATEMENT AND THE ACCOMPANYING PROXY ARE BEING MAILED ON OR ABOUT OCTOBER 10, 2003, TO ALL SHAREHOLDERS ENTITLED TO VOTE AT THE ANNUAL MEETING.

THE ATTENDANCE AT AND/OR VOTE OF EACH SHAREHOLDER AT THE ANNUAL MEETING IS IMPORTANT AND EACH SHAREHOLDER IS ENCOURAGED TO ATTEND.


PROPOSAL NO. 1
ELECTION OF BOARD OF DIRECTORS

The following table sets forth the name, age, position, and year first elected of each current director and executive officer of the Company:

Name                  Age    Position with Company  Officer or Director Since
----                  ---    ---------------------  -------------------------
Richard A. Steinke    61     Chairman and Director     January 1995
                             CEO and President         October 1999
Elliott N. Taylor     45     Executive Vice President  June 2002
James G. Moore, Jr.   55     COO and Vice President    August 1999
David P. Martin       61     Vice President Sales      November 1999
                              & Marketing
David K. Griffiths    66     Secretary/Treasurer       February 1995
Louis M. Haynie       76     Director                  July 1997
Henry D. Moyle        74     Director                  March 1999
Wesley G. Sprunk      66     Director                  January 2003
Norman H. Tregenza    66     Director                  April 2003

The following persons have been nominated for election as directors of the
Company:

Richard A. Steinke
Louis M. Haynie
Henry D. Moyle
Wesley G. Sprunk
Norman H. Tregenza

Certain biographical information with respect to the nominees for director is set forth below. Each director, if elected by the shareholders, will serve for one year and until his or her successor is duly elected and qualified. Vacancies on the Board during the year may be filled by the majority vote of the directors in office at the time of the vacancy without action by the stockholders.

Biographical Information on Nominees
------------------------------------
Richard A. Steinke is a founder of the Company and currently serves as its Chairman, President, and C.E.O. Mr. Steinke is also currently the Chairman of the Board of Directors of Lew Corporation, a composite material designing company located in Las Vegas, Nevada. From January 1992 to December 1994, Mr. Steinke served as Chairman and C.E.O. of Alanco Environmental Resources, Inc., a manufacturer of environmental/pollution control equipment, Salt Lake City, Utah. From June 1985 to December 1991, he was the Chairman and C.E.O. of UTI Chemicals, Inc., a developer and manufacturer of urethane chemicals, El Toro, California. Mr. Steinke received a B.A. in Political Science and Economics from the University of Arizona, Tucson, Arizona, in 1967.

Louis M. Haynie was appointed to the Company's Board of Directors in July 1997. Mr. Haynie's past board services include, Research Medical, Inc., Salt Lake City, Utah, the University of Utah Regents Advisory Board, Redwood Land Co., Salt Lake City, Utah, and MIS Corporation, Franklin, Tennessee. Mr. Haynie has a law degree from the University of Utah and has been in the private practice of law since 1951.

Henry D. Moyle was appointed to the Company's Board of Directors in March 1999. Since 1992, Mr. Moyle has been president and C.E.O. of Silver Lake Company, and since 1989 has been president and C.E.O. of Brighton Properties, Inc. From 1970 to 1983, Mr. Moyle was president and C.E.O. of Research Industries Corporation. Mr. Moyle received a B.A. from Stanford in 1957, and a J.D. degree from the University of Utah in 1959. Mr. Moyle is the owner of Sunset Canyon Ranch, raising cattle and racehorses, and serves on the board of directors of Silver Lake Company, Brighton Properties, Inc., and the Sunset Medical Corporation.

Wesley G. Sprunk was appointed to the Company's board of directors in January 2003. Mr. Sprunk owns and operates Saf-Tee Siping & Grooving, a tire siping equipment manufacturing company and Tire Service Equipment Mfg. Co., Inc., a manufacturer and marketer of automotive wheel service equipment and recycling equipment, both located in Phoenix, Arizona.

Norman H. Tregenza was appointed to the Company's board of directors in April 2003. Mr. Tregenza has over 40 years experience in corporate finance, including 12 years as an investment officer in the securities division of TIAA-CREF, New York City. Mr. Tregenza co-founded Tempo Enterprises, Inc. in 1976 to act as a common carrier for Turner Communication's Superstation's signal to the RCA satellite. Tempo obtained a listing on the American Stock Exchange in 1986. Before being sold to Telecommunications, Inc. (TCI) in 1988, Tempo owned several cable TV companies, radio stations and its own satellite TV network while supplying the Superstation's signal to approximately 50 million homes. TCI was acquired by AT&T in 2000. Mr. Tregenza received a B.A. from St. Lawrence University, Canton, NY, in 1959, and a MBA from NYU in 1963.

Compensation of Directors
-------------------------
In December 2002, we established an Executive Committee to: (1) review our existing policies and procedures relating to executive compensation and board compensation, as well as review management's recommendations regarding changes and/or modifications thereto; (2) review potential nominees for board membership and make recommendations to the full board regarding the nominees;
(3) review and make recommendations regarding our short-term and long-term operating plan; and (4) review management's plans regarding product development, product pricing structure, product market segments and product marketing strategy and make recommendations regarding changes and/or modifications thereto. Richard A. Steinke, Louis M. Haynie and Henry Moyle were appointed to serve on the Executive Committee. The Executive Committee meets on an ad hoc basis from time to time as determined by Mr. Steinke, who serves as chairman of the Executive Committee, but at least once per month until such time as the Executive Committee is disbanded or until their successors are duly elected and shall qualify. As compensation for serving on the Executive Committee, each non-employee director who serves as a member of the Executive Committee received a cash payment of $22,000 for service through December 31, 2003.

In April 2002, four non-officer members of our Board of Directors were each granted options to acquire 200,000 shares of our restricted common stock at an exercise price of $4.00 per share. The exercise price per share was set at approximately 110% of the closing price of the stock on the date the options were granted. In addition, our Board of Directors have been reimbursed for reasonable expenses incurred on our behalf.

In December 2001, pursuant to a resolution of the Board of Directors, we compensated the members of our Board of Directors by issuing each of them 15,000 shares of our restricted common stock in lieu of cash compensation for board service for the calendar year ending December 31, 2002. The common stock received by each of them was valued at $30,000, for aggregate board compensation of $150,000. The value per share was determined by averaging the closing price for our common stock for the four days previous to the board's approval. $75,000 was expensed during our fiscal year ended June 30, 2003 and $75,000 was expensed during our fiscal year ended June 30, 2002.

Committees of our Board of Directors
------------------------------------
In September 2002, our Board of Directors appointed a three person audit committee consisting of two directors, Louis M. Haynie and Henry D. Moyle, Jr., and one member of our management, Elliott N. Taylor. Members of the audit committee met three times during the fiscal year ended June 30, 2003. In December 2002, our board established an executive committee consisting of Richard A. Steinke, Louis M. Haynie and Henry D. Moyle, Jr. Members of the executive committee met four times during the fiscal year ended June 30, 2003.

Meetings of our Board of Directors
----------------------------------
Our Board of Directors held eight meetings during the last fiscal year (including those meetings conducted by telephone conferencing).

                             Vote Required
                             -------------
Election of the proposed slate of nominees requires the approval of a majority of the Shares present, in person or represented by proxy, and entitled to vote at the Annual Meeting. The Board of Directors recommends a vote "FOR" all the nominees. It is intended that in the absence of contrary specifications, proxies will be voted for the election of the five nominees named above. In the event any nominee is unable to serve, the proxies will be voted for a substitute nominee, in any, to be designated by the Board of Directors. The Board of Directors has no reason to believe that any nominee will be unavailable.

PROPOSAL NO. 2
RATIFY THE SELECTION OF HJ & ASSOCIATES, LLC AS
THE COMPANY'S INDEPENDENT AUDITOR

The Board of Directors has selected HJ & Associates, LLC as the Company's independent auditor for the fiscal year ending June 30, 2004. To the knowledge of the Company, at no time has HJ & Associates, LLC had any direct or indirect financial interest in or any connection with the Company other than as independent public accountants. It is anticipated that a representative of HJ & Associates, LLC will be present at the Annual Meeting and will be provided the opportunity to make a statement, if he desire to do so, and will be available to respond to appropriate questions.

Audit Fees and Services
-----------------------
1. Audit Fees - The aggregate fees billed us for each of the last two fiscal years for professional services rendered by HJ & Associates for the audit of our annual financial statements and review of our quarterly financial statements is $47,595 and $36,165, respectively.

2. Audit-Related Fees - The aggregate fees billed in each of the last two fiscal years for assurance and related services by HJ & Associates that are reasonably related to the performance of the audit or review of our financial statements is $385 and $1,856. The services provided related to the review of registration statements filed during applicable period.

3. Tax Fees.  None.

4. All Other Fees.  None.

                             Vote Required
                             -------------

Ratification of the Company's independent auditor requires the approval of a majority of the Shares present, in person or represented by proxy, and entitled to vote at the Annual Meeting. The Board of Directors recommends a vote "FOR" the selection of HJ & Associates, LLC as the Company's independent auditor for the fiscal year ending June 30, 2004. It is intended that in the absence of contrary specifications, proxies will be voted for the selection of HJ & Associates, LLC.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth as of September 22, 2003 the name and address and the number of shares of our Common Stock held of record or beneficially by each person who held of record, or was known by us to own beneficially, more than 5% of the 17,384,868 shares of our Common Stock issued and outstanding, and the name and shareholdings of each director and of all officers and directors as a group. The information on share numbers and percentage ownership listed assumes: a) the exercise of options by the beneficial owner (all included options are currently exercisable); and b) a corresponding increase in the number of shares issued and outstanding.

Security Ownership of Certain Beneficial Owners
-----------------------------------------------
Title
 of      Name and Address              Amount and Nature of     Percentage
Class    Beneficial Owner              Beneficial Ownership(1)   of Class
-----    ----------------              --------------------     ----------
Common   Richard A. Steinke            (2)      1,320,000             7.59
         1501 Industrial Road
         Boulder City, NV  89005

Common   Alan F. Rypinksi              (3)      1,010,000             5.49
         3101 North Pacific Coast Hwy.
         Suite 100 A
         Newport Beach, CA  92663

Security Ownership of Management of the Company
-----------------------------------------------
Title
 of      Name and Position of          Amount and Nature of     Percentage
Class    Officer and/or Director       Beneficial Ownership(1)   of Class
-----    -----------------------       --------------------     ----------
Common   Richard A. Steinke, CEO/Pres.   (2)      1,320,000       7.59
Common   Elliott N. Taylor, Exec. VP     (5)        330,860       1.87
Common   James Moore, Vice President     (6)         80,000       0.46
Common   David P. Martin, Vice President (7)        158,629       0.91
Common   David K. Griffiths, Sec./Treas. (8)        118,600       0.68
Common   Louis M. Haynie, Director       (9)        600,000       3.41
Common   Henry D. Moyle, Jr. Director    (4)        789,000       4.49
Common   Wesley G. Sprunk, Director                  91,700       0.53
Common   Norman H. Tregenza             (10)        302,700       1.74

         Total Beneficial Ownership of
         All Officers and Directors as
         a Group (9 persons)                      3,791,489      20.77
----------
(1) All shares owned directly are owned beneficially and of record and such shareholder has sole voting, investment, and dispositive power, unless otherwise noted.

(2) Includes 455,000 shares owned beneficially and of record by Gemini Funding Services Profit Sharing Account, of which Richard A. Steinke is the principal beneficiary and 800,000 shares owned beneficially and of record by S102 Irrevocable Trust, for which Richard A. Steinke is the trustee.

(3) Includes options to acquire up to 500,000 shares at an exercise price of $3.00 per share that expire July 31, 2004 and options to acquire an additional 500,000 shares at an exercise price of $3.00 per share that expire July 31, 2005, both owned beneficially and of record by Focus Sales and Marketing, L.L.C. and of which Mr. Rypinski is a controlling principal.

(4) Includes options to acquire up to 200,000 shares at an exercise price of $4.00 per share that expire April 01, 2005. Also includes 55,000 shares owned beneficially and of record by Vickie L. Moyle, spouse of Henry B. Moyle, and 11,000 shares owned beneficially and of record by a minor child, all of which Mr. Moyle may be deemed to have beneficial ownership.

(5) Includes options to acquire up to 45,000 shares at an exercise price of $2.00 per share that expire December 14, 2006; up to 60,000 shares at an exercise price of $2.00 per share that expire March 31, 2005; and up to 200,000 shares at an exercise price of $4.00 per share that expire June 10, 2007. Also includes 17,000 shares per power of attorney for Lawrence C. Taylor and 860 shares as custodian for Mr. Taylor's minor children.

(6) Includes options to acquire up to 50,000 shares at an exercise price of $4.00 per share that expire April 1, 2005 and 20,000 shares at an exercise price of $2.00 per share that expire March 31, 2005.

(7) Includes options to acquire up to 20,000 shares at an exercise price of $4.00 per share that expire April 1, 2005 and 20,000 shares at an exercise price of $2.00 per share that expire March 31, 2005. Also includes 6,000 shares owned beneficially and of record by Peggy Martin, the spouse of David
P. Martin, and of which Mr. Martin may be deemed to have beneficial ownership.

(8) Includes options to acquire up to 25,000 shares at an exercise price of $4.00 per share that expire April 1, 2005 and 30,000 shares at an exercise price of $2.00 per share that expire March 31, 2005.

(9) Includes options to acquire up to 200,000 shares at an exercise price of $4.00 per share that expire April 1, 2005. Also includes 2,000 shares owned beneficially and of record by Gae B. Haynie, spouse of Louis M. Haynie, of which Mr. Haynie may be deemed to have beneficial ownership.

(10) Includes 13,000 shares held in an IRA, of which Mr. Tregenza is a beneficiary; 40,000 shares held of record by Norman H. Tregenza IV Trust, dated 9/26/86, Richard R. Keller trustee; 56,650 shares per power of attorney for Norman A. Tregenza; 20,000 shares held in an IRA, of which Alyce B. Tregenza, the spouse of Mr. Tregenza is the beneficiary; 5,000 shares per power of attorney for Alyce B. Tregenza; and 45,650 shares per power of attorney for Suzanne C. Tregenza.

Securities Authorized For Issuance Under Equity Compensation Plans
------------------------------------------------------------------

                     Equity Compensation Plan Information
                     As of June 30, 2003 (Fiscal Year End)

                                                         Number of Securities
              Number of              Weighted            remaining available
              Securities to be       average exercise    for future issuance
              issued upon exercise   price of            under equity compen-
              of outstanding         outstanding         plans (excluding
              options, warrants      options, warrants   securities reflected
Plan          and rights             and rights          in column (a))
Category              (a)                  (b)                   (c)
------------  ---------------------  ------------------  --------------------
Equity
Compensation
Plans
Approved by
Security
Holders        1,416,000              $3.68                383,539

Equity
Compensation
Plans
Not Approved
by Security
Holders (1)(2)    1,050,000              $2.95
                  ---------                                   -------
                  2,466,000              $3.37                383,539
                  =========                                   =======

(1) Includes options to acquire up to 500,000 shares at an exercise price of $3.00 per share that expire July 31, 2004 and options to acquire an additional 500,000 shares at an exercise price of $3.00 per share that expire July 31, 2005, both owned beneficially and of record by Focus Sales and Marketing, L.L.C. and issued as compensation in association with product marketing services.

(2) Includes options to acquire up to 50,000 shares at an exercise price of $2.00 per share that expire December 14, 2006, issued as compensation for legal services.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Technology License Agreement
----------------------------
On October 29, 1999, we entered into an exclusive license agreement with our President, Richard A. Steinke, and two unrelated parties to license certain intellectual property rights known as "Apparatus for Making Foam Products" and "Method for Making Polyurethane Tires with an Outer Skin" embodied in United States Patent No.'s 4,943,223 and 4,855,096, respectively. The agreement gives us an exclusive license to use, sell, license, or otherwise exploit the technology worldwide in exchange for a royalty of $0.25 of the net selling price for all units produced utilizing the technology. The agreement requires us to meet certain minimum production/royalty requirements. However, in October 2002, this agreement was amended to eliminate the provision requiring us to maintain minimum sales or royalties and restricting the royalty provision to those units produced and sold having a final production weight in excess of two (2) pounds. Due to our President's relationship with the Company, the agreement cannot be considered to have been negotiated at arm's length.

Other Agreements
----------------
In June 2002, we entered into an agreement with Taylor and Associates, Inc., our SEC counsel ("Taylor and Associates"), whereby, in consideration for our employment of Elliott Taylor as our Executive Vice President, we agreed to compensate Taylor and Associates for the potential financial detriment it might incur as the result of Mr. Taylor's employment by us. Mr. Taylor had been the principal attorney for Taylor and Associates since 1993. We have agreed to pay Taylor and Associates $2,750 per month for a period of 24 months, commencing on June 30, 2002 and continuing through May 31, 2004.

Involvement in Certain Legal Proceedings
----------------------------------------
On April 28, 2003, a petition for bankruptcy under Chapter 11 of the Bankruptcy Code was filed in the United States Bankruptcy Court, District of Nevada, Case No. 03-15079 (the "Petition"), concerning Lew Corporation, a Nevada corporation, Corporation, in which Richard A. Steinke serves as Chairman of the Board of Directors. We are not a creditor in this action.

FINANCIAL AND OTHER INFORMATION

The Company's most recent audited financial statements and other information are contained in the Company's annual report on Form 10-KSB for the period ending June 30, 2003. Such reports once filed, are available to shareholders upon written request addressed to the Company at the Company's executive offices, or on the Securities and Exchange Commission's EDGAR web site at http://www.sec.gov.

SHAREHOLDER PROPOSALS

No proposals have been submitted by shareholders of the Company for consideration at the Annual Meeting. It is anticipated that the next annual meeting of shareholders will be held during November 2004. Shareholders may present proposals for inclusion in the Company's Proxy Statement to be mailed in connection with the next annual meeting of shareholders of the Company, provided such proposals are received by the Company no later that 90 days prior to such meeting, and are otherwise in compliance with applicable laws and regulations and the governing provisions of the articles of incorporation and bylaws of the Company.

OTHER MATTERS

Management does not know of any business other than referred to in the Notice which may be considered at the meeting. If any other matters should properly come before the Annual Meeting, such matters will be properly addressed and resolved and those in attendance will vote on such matters in accordance with their best judgment.

AMERITYRE CORPORATION
BY ORDER OF THE BOARD OF DIRECTORS

/S/ Richard A. Steinke
Richard A. Steinke, Chairman of the Board

Boulder City, Nevada
October 10, 2003


YOUR VOTE IS IMPORTANT. PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY. RETURN IT PROMPTLY IN THE ACCOMPANYING POSTAGE PAID ENVELOPE.
       [PROXY CARD]
                                 PROXY
                           AMERITYRE CORPORATION
                       Annual Meeting of Shareholders
                             November 21, 2003
          (This Proxy is Being Solicited by the Board of Directors)

The undersigned hereby appoints Richard A. Steinke and Elliott N. Taylor, and each of them, proxies, with full power of substitution, to vote the voting shares of Amerityre Corporation (the "Company"), which the undersigned is entitled to vote at the annual meeting of shareholders of the Company (the "Annual Meeting") to be held Friday, November 21, 2003, at 10:00 am Pacific Time in the Santa Maria Room at the Sunset Station Hotel and Casino, 1301 West Sunset Road, Henderson, Nevada 89014, or any adjournment(s) thereof, such proxies being directed to vote as specified below. If no instructions are specified, such proxy will be voted "FOR" each proposal.

To vote in accordance with the Board of Directors' recommendations, sign below. The "FOR" boxes may, but need not, be checked. To vote against any of the recommendations, check the appropriate box(es) marked "AGAINST" below. To withhold authority for the proxies to vote for any of the recommendations, check the appropriate box(es) marked "WITHHOLD AUTHORITY" below.

The Board of Directors recommends votes "FOR" the following proposals, each of which has been proposed by the Board of Directors:

1. Elect each of the following nominees as directors to serve until the expiration of their respective terms and until their respective successors are elected and qualified. To vote against any individual nominee, strike a line through such nominee's name. To withhold your vote for any individual nominee, strike a line through such nominee's name and circle the name;

            Richard A Steinke       Henry D. Moyle        Louis M. Haynie

            Wesley G. Sprunk        Norman H. Tregenza
             FOR [ ]       AGAINST [ ]        WITHHOLD AUTHORITY [ ]

2. Consider and act upon the ratification of the appointment of HJ & Associates as independent public accountants; and
             FOR [ ]       AGAINST [ ]        WITHHOLD AUTHORITY [ ]

3. Transact such other business as may properly come before the Annual Meeting or any adjournment thereof.
             FOR [ ]       AGAINST [ ]        WITHHOLD AUTHORITY [ ]

PLEASE PRINT YOUR NAME AND SIGN EXACTLY AS YOUR NAME APPEARS IN THE RECORDS OF THE COMPANY. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. IF YOUR SHARES ARE HELD AT A BROKERAGE HOUSE, PLEASE INDICATE IN THE SPACE PROVIDED THE NAME OF THE BROKERAGE HOUSE AND THE NUMBER OF SHARES HELD.

Name of Brokerage                             Number of Shares
House [If Applicable]                         Beneficially Held
                     -------------------                        -----------
Date:
     ------------

-----------------------       --------------------------
Signature                     Signature (if held jointly)

PLEASE MARK, SIGN, DATE, AND RETURN PROMPTLY, USING THE ENCLOSED ENVELOPE, TO:
INTERWEST TRANSFER CO., P.O. Box 17136, Salt Lake City, UT 84117